Third Quarter 2024 Financial Results and Corporate Progress October 2024 Nasdaq: DAWN

Forward-Looking Statements This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, the anticipated gross proceeds of our private placement offering, timing and success of our commercialization and marketing efforts, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our products and product candidates, the ability of OJEMDA™ (tovorafenib) to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our products and product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, changing interest rates, cybersecurity incidents, potential instability in the global banking system, changes in the U.S. presidential administration, uncertainty with respect to the federal debt ceiling and budget and potential government shutdowns related thereto and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Agenda & Day One Participants Opening Remarks Jeremy Bender (Chief Executive Officer) OJEMDATM (tovorafenib) Lauren Merendino (Chief Commercial Officer)  Financial Performance Charles York (Chief Operating Officer & Chief Financial Officer) Q&A Session All, joined by: Sam Blackman (Co-Founder & Head of R&D)

Opening Remarks Jeremy Bender Chief Executive Officer

Executing On Our Priorities As A Commercial-Stage Company 1 Represents cash, cash equivalents and short-term investments as of September 30, 2024. OJEMDA $20.1M in net product revenue +145% quarter over quarter growth Steady cadence of new patient starts and favorable payer access Pipeline Progress Continued focus on fully enrolling frontline FIREFLY-2 trial Urgently working to initiate DAY301 Phase 1a trial, our potential first-in-class ADC targeting PTK-7 Financial Position Strong financial position with $558.4M in cash1 Building a Sustainable Company with Durable Growth for the Near and Long Term

OJEMDA Launch Performance Lauren Merendino Chief Commercial Officer

Impressive Performance on Multiple Fronts 1 OJEMDA received U.S. FDA accelerated approval for relapsed or refractory BRAF-altered pediatric low-grade glioma on April 23, 2024. 2 Cumulative prescriptions are approximations based on data available on September 30, 2024. $28.3M NET REVENUES SINCE LAUNCH1 855 CUMULATIVE PRESCRIPTIONS SINCE LAUNCH1,2 ~80% PAYER APPROVAL RATE

Quarterly Net Revenue OJEMDA Patient Demand Continues to Drive Growth $8.2M $20.1M +145% Revenue Drivers Consistent patient demand & high continuation rates were primary growth drivers in Q3 The growth rate reflects ongoing adoption of OJEMDA by physicians, payers, and patients. High payer approval rates $28.3M Net Revenue Since Launch

Strong Growth in Prescriptions in 3Q 2024 1 Total prescriptions includes prescriptions for all patients (new & refill, paid & free drug and on-label & off-label patients). 2 Prescriptions are approximations based on data available on September 30, 2024. HCP – Health Care Professional. 239 619 +159% Quarterly U.S. OJEMDA Prescriptions (TRx)1,2 Breadth of Prescribers & Patients Nearly doubled the number of HCPs who prescribed OJEMDA HCPs treating more than 1 patient continues to increase Significant uptake in both fusion & mutation patients and broad range of tumor locations in the brain Continued positive feedback from physicians and a desire to use more OJEMDA

Momentum Continues to Build in Physicians Treating pLGG

Feedback from pLGG Treaters

100%	AWARENESS OF OJEMDA[1]
>90%	INTEND TO PRESCRIBE OJEMDA[1]
>80%	TOP TIER ACCOUNTS HAVE STARTED ONE OR MORE PATIENTS ON OJEMDA[2]

Physician Perspectives

"Now, our paradigm is, you get your traditional chemotherapy as your upfront. Then **if you progress, you have a choice between a MEK inhibitor and tovorafenib…I think it's going to be mostly patients choosing Tovo over MEK**. I also think that there's going to be patients who progress on MEK inhibitor that will go on Tovo."[3]

- *Neuro-Oncologist KOL*

"From what I recall, over 80% of patients achieved at least stable disease and about 50%, had significant tumor shrinkage. **That's exciting when you compare it to where we've been in the past.**"[4]

[1] Day One Market Research, survey of 24 pLGG-treating Oncologiists. [2] Day One prescription data. [3] Guidepoints interview, 10/14/2024, [4] Day One Market Research.

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Day One BIOPHARMACEUTICALS

Significant Progress on Payer Coverage, with Published Coverage for the Majority of Patients

PAYER MIX

~60% Commercial Patients

Commercial Reported Coverage[1]
Percent of Covered Lives



Covered
62% (+48%)
Not Covered
Pending Review
3%
Not Published
35%

~40% Medicaid Patients

Medicaid Reported Coverage[2]
Percent of Covered Lives



Covered
67% (+17%)
Not Covered
Pending Review
4%
Not Published
29%

~80% Patients Approved for Coverage, Despite Lower Reported Coverage[3]

[1] Breakaway Partners LLC – Breakaway Partners Analytics Platform. Metrics Based on 190.5M Commercial Lives . [2] Artia Solutions - Medicaid Coverage Status Report and Breakaway Partners LLC – Breakaway Partners Analytics Platform. Metrics Based on 74.9M Total Medicaid Lives. [3] Internal prescription data.

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Day One BIOPHARMACEUTICALS

Well-Positioned For Continuing Commercial Execution And Sustained Growth Continuing Launch Trajectory Increase breadth & depth of prescribers Position OJEMDA as the standard of care in 2nd line Establish remaining payer coverage policies

Financial Performance Charles York Chief Operating Officer and Chief Financial Officer

Third Quarter 2024 Financial Results All financial information is unaudited. 1 Includes stock-based compensation expense of $3.8 million and $13.2 million for the three and nine months ended 9/30/24, and $3.3 million and $10.1 million for the three and nine months ended 9/30/23, respectively. 2 Includes stock-based compensation expense of $7.8 million and $24.0 million for the three and nine months ended 9/30/24, and $6.3 million and $18.4 million for the three and nine months ended 9/30/23, respectively. 3 Includes sale of Priority Review Voucher of $108.0 million for the nine months ended 9/30/24. Financial Summary ($ in millions) Three Months Ended 9/30/24 Three Months Ended 9/30/23 Nine Months Ended 9/30/24 Nine Months Ended 9/30/23 OJEMDA Net Revenue 20.1 -- 28.3 -- License Revenue 73.7 -- 73.7 -- Total Revenue $93.8 $-- $101.1 $--  Cost of Product Revenue 1.6 -- 2.3 --  Research and Development Expense1 33.6 33.2 165.9 93.2  Selling, General and Administrative Expense2 29.0 18.3 85.7 53.4 Total Cost and Operating Expenses $64.1 $51.4 $253.9 $146.5  Non-operating Income3 6.5 5.3 122.8 12.1   Income Tax Benefit (Expense) 0.9 -- (0.7) -- Net Income (Loss) $37.0 ($46.2) ($29.8) ($134.4) 9/30/24 9/30/23 Cash, cash equivalents and short-term investments $558.4 $405.5

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